UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2026

Beyond Air, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38892	47-3812456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Stewart Avenue, Suite 301

Garden City, NY 11530

(Address of Principal Executive Offices and Zip Code)

(516) 665-8200

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	XAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On June 26, 2026, Beyond Air, Inc. (the “Company”) issued a press release announcing financial results for its fiscal quarter and year ended March 31, 2026, and certain recent corporate developments. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information, including the Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On June 25, 2026, the Board of Directors of the Company approved a change in the Company’s fiscal year-end from March 31 to December 31, effective December 31, 2026. The Company plans to report its financial results for the nine-month transition period of April 1, 2026 through December 31, 2026 on an Annual Report on Form 10-K/T and to thereafter file reports for the twelve-month period ending December 31 of each year beginning with the twelve-month period ending December 31, 2027. Prior to filing the transition report, the Company will file its Annual Report on Form 10-K for the fiscal year ended March 31, 2026, its Quarterly Report on Form 10-Q for the quarter ending June 30, 2026 and its Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

Item 7.01. Regulation FD Disclosure.

The information under Item 2.02 above is incorporated herein by reference.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release from Beyond Air, Inc., dated as of June 26, 2026.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND AIR, Inc.

Date: June 26, 2026	By:	/s/ Daniel Moorhead
	Name:	Daniel Moorhead
	Title	Chief Financial Officer